QUARTERLY REPORT
AUGUST 31, 1999



FUND LOGO




Mercury
U.S. Large Cap
Fund

OF MERCURY ASSET
MANAGEMENT FUNDS, INC.




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.




Mercury U.S. Large Cap Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERCURY MASTER U.S. LARGE CAP PORTFOLIO


SECTOR REPRESENTATION

A pie chart illustrating the following percentages
(As a Percentage of Net Assets as of August 31, 1999)

Basic Industry                              1.4%
Technology                                 23.7%
Finance                                    13.6%
Communications                             10.7%
Consumer Cyclical                          11.6%
Capital Goods                              11.9%
Health Care                                 9.0%
Energy/Natural Resources                    7.6%
Consumer Staples                            8.3%
Cash & Cash Equivalents                     2.2%



INVESTMENTS AS OF AUGUST 31, 1999


                                        Percent of
Ten Largest Holdings                    Net Assets

Microsoft Corporation                       5.5%
General Electric Company                    4.6
Mobil Corporation                           3.4
Texas Instruments Incorporated              3.0
United Technologies Corporation             2.9
Wal-Mart Stores, Inc.                       2.8
Exxon Corporation                           2.8
Cisco Systems, Inc.                         2.8
American Express Company                    2.6
American International Group, Inc.          2.6


                                        Percent of
Ten Largest Industries                  Net Assets

Computer & Office Equipment                14.9%
Telephones                                 10.7
Electronics                                 8.8
Retailing                                   8.6
Electrical Equipment                        7.8
Pharmaceuticals                             7.6
International Oil                           6.2
Finance Companies                           4.6
Regional Banks                              4.4
Insurance                                   3.5


August 31, 1999
Mercury U.S. Large Cap Fund


DEAR SHAREHOLDER

During the three months ended August 31, 1999, the Fund outperformed the unmanaged Standard & Poor's 500 (S&P 500) Index. The Fund's Class I, Class A, Class B and Class C Shares had total returns of +3.03%, +2.93%, +2.73% and +2.73%, respectively, compared to the S&P 500 Index's total return of +1.75% for the quarter ended August 31, 1999. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The performance of the Fund was driven positively by strength in our technology holdings, a sector in which we were well represented. Texas Instruments Incorporated, a portfolio holding, outperformed the S&P 500 Index by more than 40%. However, performance was held back by our position in the communications sector, which was overweight with long distance companies, although this drag was mitigated by our strong exposure to wireless companies. For example, Sprint Corp. (PCS Group), one of the portfolio's wireless telecommunications stocks, also outperformed the S&P 500 Index by more than 40%.

Investment Environment
The major factor dominating the market over the August quarter was the interest rate environment. Investors were nervous that the continued strength in the economy would prompt the Federal Reserve Board into a round of tightening of the Federal Funds rate. At the end June, there was relief when the Federal Reserve Board only raised the Federal Funds rate by a quarter of a point (0.25%) to 5%, as well as made remarks suggesting there did not appear to be the need for too much more tightening ahead. However, investors again refocused on continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another quarter point on August 24, 1999 to 5.25%, as equities continued to weaken.

During the three months ended August 31, 1999, another important event was the weakness of the US dollar. Over the quarter, the US dollar fell relative to the Japanese yen from YEN 122 to below YEN
110. We also saw the US dollar weaken from near parity with the euro to finish the period at E1.0566. This weakness has kept strong upward pressure on bond yields. On the positive side, the weakness in the currency will help those companies with strong overseas earnings.

Market Review
The US equity market, as measured by the S&P 500 Index, rose 1.75% for the three months ended August 31, 1999. June was a strong month with the S&P 500 Index rising over 5.5%, but July and August saw the market come down.

The major factors affecting the market were interest rate worries and the reacceleration in corporate earnings growth. The market rose very strongly at the end of June when it appeared that a quarter point rise in the Federal Funds rate might be sufficient, but sentiment deteriorated in July and August as a result of continued strong economic data, a fall in the US dollar and widening credit spreads.


August 31, 1999
Mercury U.S. Large Cap Fund


Within the market, the clear sector leader during the August quarter was technology, and within technology, semiconductors and semiconductor equipment stocks were particularly strong. The sector benefited from some strong second quarter earnings reports and signs of an upturn in the semiconductor cycle. The weakest area of technology continued to be in the Internet companies, with America Online, Inc. underperforming the market by nearly 25%. Also during the August quarter, communications stocks weakened over concerns about falling long distance telephone prices, and financial stocks fell because of interest rate fears and widening credit spreads.

Portfolio Activity
During the three months ended August 31, 1999, we reduced our overweight position in telecommunications through the partial sales of our holdings in MCI WorldCom Inc. and AT&T Corp. on concerns about long distance rates. We also sold AirTouch Communications, Inc. (now Vodafone AirTouch PLC, a UK company) but kept our wireless telecommunications exposure strong through the purchase of Nextel Communications, Inc. and Sprint Corp. (PCS Group).

In technology, we further reduced our Internet exposure through a partial sale of America Online, Inc., but bought shares of Sun Microsystems, Inc. and JDS Uniphase Corporation, and added to our holdings in Cisco Systems, Inc. and Intel Corporation. At August 31, 1999, technology represented our largest sector weight in the Portfolio. Other purchasing activity included additions to our holding in Merck & Co., Inc., as well as establishing positions in Honeywell Inc. and Weyerhaeuser Company.

Investment Outlook
We believe that the Federal Reserve Board may tighten interest rates again this year. Even in the face of benign inflationary data, we anticipate the move may merely reverse the easing undertaken during last year's financial crisis. There is also the likelihood though that the next tightening may be the last for some time, and that equity and bond markets may react positively once this becomes clear.

The corporate earnings environment continues to improve. We saw another set of strong earnings reports in the second quarter and expect earnings for the third quarter to continue this trend. We are also seeing analysts raising earnings expectations for the market for this year and next, which should act to support equity prices.

As we approach the final quarter of the year, we will continue to monitor extremely carefully any possible effects that Year 2000
(Y2K) may be having on our investments. In particular, we will be watching our technology investments for possible signs of orders slowing as customers shut down ahead of the new millennium. We will also be keeping a watchful eye on our bank holdings, as we believe this sector may prove vulnerable through increased loan losses associated with Y2K or third-party risk.


August 31, 1999
Mercury U.S. Large Cap Fund


In Conclusion
We thank you for your investment in Mercury U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Jeffrey Peek)
Jeffrey Peek
President



(Michael Morony)
Michael Morony
Portfolio Manager



September 29, 1999



OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
   Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
   Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



August 31, 1999
Mercury U.S. Large Cap Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



RECENT PERFORMANCE RESULTS*

                                             3 Month      Since Inception
As of August 31, 1999                      Total Return     Total Return

Class I                                        +3.03%           +2.10%
Class A                                        +2.93            +1.90
Class B                                        +2.73            +1.50
Class C                                        +2.73            +1.50

[FN]
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/29/99.


August 31, 1999
Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge          Charge**

Inception (1/29/99)
through 6/30/99                            +6.30%         +0.72%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge          Charge**

Inception (1/29/99)
through 6/30/99                            +6.20%         +0.62%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

Inception (1/29/99)
through 6/30/99                            +5.90%         +1.90%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC            CDSC**

Inception (1/29/99)
through 6/30/99                            +5.90%         +4.90%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


August 31, 1999
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                   In US Dollars
                 Shares                                                                             Percent of
Industries        Held                   Common Stocks                    Cost         Value        Net Assets
Aerospace        419,100    United Technologies Corporation           $ 27,291,707   $ 27,712,988       2.9%

Autos &          166,200    Ford Motor Company                          10,664,091      8,663,175       0.9
Auto Related

Beverages        427,600    PepsiCo, Inc.                               16,567,091     14,591,850       1.6

Computer &        97,450    America Online, Inc.                         8,966,111      8,898,403       0.9
Office           129,800    BMC Software, Inc.                           6,104,094      6,976,750       0.8
Equipment        388,400    Cisco Systems, Inc.                         21,949,560     26,314,100       2.8
                   9,900    Concord EFS, Inc.                              319,275        366,919       0.0
                 469,800    Dell Computer Corporation                   21,683,119     22,932,112       2.4
                 241,430    EMC Corporation                             12,675,841     14,485,800       1.5
                  77,800    International Business
                            Machines Corporation                         9,144,970      9,690,962       1.0
                 566,700    Microsoft Corporation                       47,971,904     52,419,750       5.5
                                                                      --------------------------------------
                                                                       128,814,874    142,084,796      14.9

Cosmetics &      199,800    The Estee Lauder
Toiletries                  Companies Inc. (Class A)                     9,738,646      9,178,312       0.9
                 138,600    The Gillette Company                         6,108,199      6,462,225       0.7
                                                                      --------------------------------------
                                                                        15,846,845     15,640,537       1.6

Domestic Oil     213,600    Texaco Inc.                                 12,747,466     13,563,600       1.4

Electrical       391,100    General Electric Company                    40,714,252     43,925,419       4.6
Equipment         98,400    Honeywell Inc.                              11,362,141     11,168,400       1.2
                 189,800    Tyco International Ltd.                     15,114,958     19,229,113       2.0
                                                                      --------------------------------------
                                                                        67,191,351     74,322,932       7.8

Electronics      245,200    Intel Corporation                           17,367,431     20,152,375       2.1
                 130,000    JDS Uniphase Corporation                    10,117,436     13,788,125       1.4
                  98,900    Sun Microsystems, Inc.                       6,941,960      7,856,369       0.8
                 234,400    Tellabs, Inc.                               11,012,858     13,946,800       1.5
                 344,000    Texas Instruments Incorporated              17,023,170     28,229,500       3.0
                                                                      --------------------------------------
                                                                        62,462,855     83,973,169       8.8

Finance          181,500    American Express Company                    19,699,717     24,956,250       2.6
Companies        125,000    Providian Financial
                            Corporation                                 12,715,991      9,703,125       1.0
                 300,400    U.S. Bancorp                                10,183,707      9,274,850       1.0
                                                                      --------------------------------------
                                                                        42,599,415     43,934,225       4.6


August 31, 1999
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                 Shares                                                                             Percent of
Industries        Held                   Common Stocks                    Cost         Value        Net Assets
Food             502,000    The Kroger Co.                            $ 16,057,963   $ 11,608,750       1.2%
                 197,900    Safeway Inc.                                10,931,499      9,214,719       1.0
                                                                      --------------------------------------
                                                                        26,989,462     20,823,469       2.2

Forest           225,700    Fort James Corporation                       8,953,797      7,278,825       0.7
Products         113,800    Weyerhaeuser Company                         7,715,261      6,401,250       0.7
                                                                      --------------------------------------
                                                                        16,669,058     13,680,075       1.4

Household        523,100    The Dial Corporation                        16,703,353     14,516,025       1.5
Products         144,900    The Procter & Gamble
                            Company                                     13,300,507     14,381,325       1.5
                                                                      --------------------------------------
                                                                        30,003,860     28,897,350       3.0

Insurance        262,000    The Allstate Corporation                     9,949,384      8,596,875       0.9
                 268,375    American International
                            Group, Inc.                                 22,624,380     24,875,008       2.6
                                                                      --------------------------------------
                                                                        32,573,764     33,471,883       3.5

International    340,400    Exxon Corporation                           24,710,877     26,849,050       2.8
Oil              312,700    Mobil Corporation                           29,565,170     32,012,663       3.4
                                                                      --------------------------------------
                                                                        54,276,047     58,861,713       6.2

Machinery        222,700    Case Corporation                             8,104,734     10,995,812       1.2

Media            475,100    Infinity Broadcasting Corp. (Class A)       13,103,653     12,857,394       1.4
                 215,300    The Walt Disney Company                      7,215,146      5,974,575       0.6
                                                                      --------------------------------------
                                                                        20,318,799     18,831,969       2.0

Medical          203,600    Cardinal Health, Inc.                       14,628,866     12,979,500       1.4
Services

Pharma-          276,200    Bristol-Myers Squibb Company                17,841,157     19,437,575       2.1
ceuticals        316,600    Merck & Co., Inc.                           22,854,470     21,271,562       2.2
                 332,200    Pfizer Inc.                                 14,480,950     12,540,550       1.3
                 188,500    Schering-Plough Corporation                 10,093,739      9,908,031       1.1
                 134,300    Warner-Lambert Company                       9,749,939      8,897,375       0.9
                                                                      --------------------------------------
                                                                        75,020,255     72,055,093       7.6

Regional         104,700    Bank of America Corporation                  6,908,322      6,334,350       0.6
Banks            162,100    Bank One Corporation                        10,069,135      6,504,262       0.7
                 313,200    Fleet Financial Group, Inc.                 13,485,791     12,469,275       1.3
                 506,400    Mellon Bank Corporation                     17,204,197     16,901,100       1.8
                                                                      --------------------------------------
                                                                        47,667,445     42,208,987       4.4


August 31, 1999
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                   In US Dollars
                 Shares                                                                             Percent of
Industries        Held                   Common Stocks                    Cost         Value        Net Assets
Retailing        253,900    CVS Corporation                           $ 13,654,677   $ 10,584,456       1.1%
                 238,400    The Home Depot, Inc.                        14,273,848     14,572,200       1.5
                 166,700    Kohl's Corporation                          11,143,027     11,877,375       1.3
                 315,700    Staples, Inc.                                8,885,110      6,846,744       0.7
                 606,060    Wal-Mart Stores, Inc.                       25,957,048     26,856,034       2.8
                 493,700    Walgreen Co.                                15,042,797     11,447,669       1.2
                                                                      --------------------------------------
                                                                        88,956,507     82,184,478       8.6

Savings &        321,300    Washington Mutual, Inc.                     12,662,847     10,201,275       1.1
Loan

Telephones       247,550    AT&T Corp.                                  15,059,398     11,139,750       1.2
                 233,700    Bell Atlantic Corporation                   13,676,178     14,314,125       1.5
                 237,704    Global Crossing Ltd.                         7,386,468      6,150,591       0.6
                 228,300    MCI WorldCom Inc.                           18,709,729     17,279,456       1.8
                 247,400    Nextel Communications, Inc.
                            (Class A)                                   11,871,266     14,287,350       1.5
                 152,500    SBC Communications Inc.                      8,136,478      7,320,000       0.8
                 316,900    Sprint Corp. (FON Group)                    14,358,238     14,062,438       1.5
                 290,400    Sprint Corp. (PCS Group)                    12,799,639     17,351,400       1.8
                                                                      --------------------------------------
                                                                       101,997,394    101,905,110      10.7

                            Total Investments                         $914,054,733    931,583,986      97.8
                                                                      ============
                            Time Deposit*                                              20,765,000       2.2
                            Other Assets Less Liabilities                                 139,595       0.0
                                                                                     -----------------------
                            Net Assets                                               $952,488,581     100.0%
                                                                                     =======================

*Time deposit bears interest at 5.593% and matures on 9/01/1999.



August 31, 1999
Mercury U.S. Large Cap Fund



MERCURY MASTER U.S. LARGE CAP
PORTFOLIO


PORTFOLIO CHANGES FOR THE QUARTER
ENDED AUGUST 31, 1999


Additions

Concord EFS, Inc.
The Estee Lauder Companies Inc. (Class A)
The Gillette Company
Honeywell Inc.
International Business Machines Corporation
JDS Uniphase Corporation
Nextel Communications, Inc. (Class A)
Sun Microsystems, Inc.
Weyerhaeuser Company

Deletions

AirTouch Communications, Inc.
The Goldman Sachs Group, Inc.
IMS Health Incorporated
Yahoo! Inc.


August 31, 1999
Mercury U.S. Large Cap Fund